UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 10, 2011

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

(a)
The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the  purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b)
On August 10, 2011, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending June 30, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

99.1	Press Release dated August 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: August 10, 2011	/s/Ronald J. Casciano
Ronald J. Casciano
Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 10, 2011.

Exhibit 99.1	Press Release dated August 10, 2011.

FOR RELEASE:	NEW HARTFORD, NY, August 10, 2011
CONTACT:	Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES
2011 SECOND QUARTER RESULTS

New Hartford, NY- August 10, 2011 -- PAR Technology Corporation (NYSE: PAR) today announced results for the second quarter ended June 30, 2011.  PAR reported revenues of $58.3 million and net earnings of $1 million or $0.07 per diluted share, on a non-GAAP reporting basis, excluding restructuring charges and charges related to goodwill impairment in the quarter.  This compares with the prior-year quarter of $56.2 million in revenues and net earnings of $849,000 or $0.06 per diluted share.

During the second quarter, the Company incurred non-recurring charges totaling $29.4 million.  The largest of the charges was a non-cash charge of $20.8 million, to reduce the carrying value of goodwill and intangible assets associated with prior acquisitions.  The other charges, totaling $8.6 million, were associated with reserves for discontinued inventory, severance, office closure, and certain other assets.  Of the $8.6 million total, non-cash charges totaled $8 million.  Including these non-recurring charges, the resulting net loss on a GAAP basis was $17.8 million, or $1.19 loss per diluted share.

Commenting on the second quarter, Paul B. Domorski, Chairman and Chief Executive Officer, stated, “Since joining PAR three months ago, I have stressed focusing and streamlining our organization so that we can best realize the potential of the important hospitality investments made to date.  We introduced the quick-service restaurant industry’s most advanced enterprise point-of-sale system, PAR EverServ® QSR.  In June, we introduced the ATRIO™ Guest Experience Management platform, an innovative cloud-computing solution for the hotel/resort industry.  We believe ATRIO represents a paradigm shift, perhaps the most significant software development in hospitality in 25 years, with the potential to rapidly become the preeminent platform in hospitality management systems.  In addition, ATRIO provides us a compelling solution for mid-market properties, thereby significantly expanding our addressable market.”

Mr. Domorski continued, “Our three businesses performed to expectations for the quarter, with improved sequential results in the hospitality technology segment.  Government contracting has been steady for some time, but growth has been constrained by the ongoing deferral of funding authorizations by government agencies.  Our Logistics Management business saw sequential revenue growth, and is focused on achieving near-term profitability.  However, based on a thorough analysis of the carrying value of certain legacy assets and charges associated with streamlining our organization, we believe the charges we incurred were appropriate.  In summary, we are improving execution, addressing the near-term challenges in our businesses, while redirecting resources and energy toward our promising future.”

Hospitality segment revenues accounted for 69% of consolidated revenues for the second quarter and grew 8% sequentially and 5% over the same period of the prior year, despite the fact 2010 results benefited from a large McDonald’s technology upgrade.  In the second quarter, important new customers included Dunkin’ Brands Baskin-Robbins chain, which is currently installing PAR’s complete solution including hardware, software and services domestically.  International hospitality product revenues grew 34% in the quarter as we saw an increase in sales to McDonald’s internationally, principally in Europe and China.  PAR continues to focus on expanding its channel base for restaurant solutions, as evidenced by the signing of 15 new channel partners during the second quarter.  Despite uncertain demand from the recovering hotel/resort market, several property management systems were deployed for new and existing customers, most notably further expansion of the worldwide relationship with the Mandarin Oriental chain.  Non-GAAP pre-tax income for the Hospitality segment improved sharply for the second quarter, both sequentially and year over year, reflecting increased revenues and expense control.

Government segment revenues accounted for 28% of consolidated revenues for the second quarter, and contract backlog totaled $147 million at the end of the quarter.  Quarterly revenue declined 3.4% sequentially and was essentially unchanged year over year, reflecting the slow pace at which funding has been authorized for new and renewed contracts.  Notable contracts announced during the quarter included an $11.3 million multi-year contract with the U.S. Navy to operate a Naval Satellite Communications Facility in Chesapeake, VA, and a $1.6 million R&D contract with the Air Force Research Laboratory Information Directorate regarding their COMINT (Communications Intelligence) Information Operations.  Pre-tax income for the Government segment was essentially flat reflecting a mix of contract revenue and costs recognized during the quarter.

Logistics Management segment revenues represented 3% of consolidated revenues for the second quarter and increased 10.2% sequentially and 21% over the same period of the prior year.  In the quarter, we expanded our cold chain solutions in support of the industry’s growing concern for ensuring food safety. We signed contracts with six new reefer fleet customers and continued the ongoing roll out of our cold chain solution for a major restaurant chain. Additionally in June we announced a significant new customer, Alliance Shippers, a large intermodal (rail and road) shipper of refrigerated products.

Non-GAAP Financial Measures

The Company has presented earnings and earnings per share on a non-GAAP basis, excluding non-recurring charges.  Management believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance, thereby enhancing the ability of investors to evaluate PAR’s results for the periods presented.  Please refer to the table below for supplemental information and corresponding reconciliation of non-GAAP adjusted financial measures to GAAP financial measures for the three months and six months ended June 30, 2011.

Certain Company information in this release or statements made by its spokespersons from time to time may contain forward-looking statements.  Any statements in this document that do not describe historical facts are forward-looking statements.  Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company’s products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

About PAR Technology Corporation

PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PAR.  PAR has three operating segments:

•
PAR’s Hospitality segment has been a leading provider of restaurant and retail technology for more than 30 years. ParTech, Inc. offers technology solutions for the full spectrum of restaurant operations, from large chain and independent table service restaurants to international quick service chains.  PAR Springer-Miller Systems, Inc. offers hotel management systems that provide a complete suite of powerful tools for guest management, recreation management, and timeshare/condo management.  PAR Springer-Miller Systems also provides the spa industry a leading management application that was specifically designed to support the unique needs of the resort spa and day spa markets, a rapidly growing hospitality segment.  Products from PAR also can be found in retailers, cinemas, cruise lines, stadiums and food service companies.

•
PAR’s Government segment is comprised of PAR Government Systems Corporation, which provides system solutions to Federal/State Government agencies, and Rome Research Corporation, which is a leading provider of communications and information technology support services to the United States Department of Defense.

•
PAR’s Logistics Management segment provides asset tracking and management solutions to the “cold chain” owners and operators of untethered trailers and intermodal containers, chassis, and gensets.  PAR Logistics Management Systems Corporation offers systems to help customers improve operations by accurately monitoring and controlling their assets through state-of-the-art wireless, GPS, cellular communications, satellite communications, sensor, and internet technologies.

Visit www.partech.com for more information.

There will be a conference call at 4:30 p.m. eastern time on August 10, 2011, during which the Company’s management will discuss the financial results for the second quarter of 2011.  If you would like to participate in this conference please call 1-866-383-7989 approximately 10 minutes before the call is scheduled to begin and use the PAR passcode 36219378.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the Internet.  Individual Investors can listen to the call by visiting PAR’s website at www.partech.com, and through CCBN’s individual investor center at www.companyboardroom.com or by visiting any of the investor sites in CCBN’s Individual Investor Network.  Institutional investors can access the call via CCBN’s password-protected site, StreetEvents (www.streetevents.com).  In case you are unable to participate in the conference call, an automatic replay will be available on the World Wide Web via www.companyboardroom.com until August 17, 2011 or dial 1-888-286-8010 and use the Pass Code number 37164446 until August 17, 2011.

###

PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
 (in thousands, except share amounts)
(unaudited)

	June 30,	December 31,
	2011	2010
Assets Current assets:
Cash and cash equivalents	$3,688	$6,781
Accounts receivable-net	37,154	43,517
Inventories-net	35,245	38,707
Income tax refunds	379	152
Deferred income taxes	10,136	5,719
Other current assets	3,775	3,067
Total current assets	90,377	97,943
Property, plant and equipment - net	5,646	5,796
Deferred income taxes	6,529	1,079
Goodwill	6,852	26,954
Intangible assets - net	14,229	10,389
Other assets	2,227	2,124
Total Assets	$125,860	$144,285
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$1,865	$1,711
Borrowings under lines of credit	3,000	−
Accounts payable	17,923	19,902
Accrued salaries and benefits	8,325	9,055
Accrued expenses	2,847	2,843
Customer deposits	956	2,286
Deferred service revenue	15,687	16,260
Total current liabilities	50,603	52,057
Long-term debt	1,772	2,744
Other long-term liabilities	2,870	2,725
Shareholders’ Equity:
Preferred stock, $.02 par value,
1,000,000 shares authorized	−	−
Common stock, $.02 par value,
29,000,000 shares authorized;
16,863,868 and 16,746,618 shares issued;
15,156,584 and 15,039,334 outstanding	337	335
Capital in excess of par value	42,625	42,264
Retained earnings	33,161	50,605
Accumulated other comprehensive income (loss)	324	(613)
Treasury stock, at cost, 1,707,284 shares	(5,832)	(5,832)
Total shareholders’ equity	70,615	86,759
Total Liabilities and Shareholders’ Equity	$125,860	$144,285

PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2011	2010	2011	2010
Net revenues:
Product	$23,990	$23,084	$46,874	$44,335
Service	18,037	16,862	34,178	36,101
Contract	16,258	16,268	33,080	33,897
	58,285	56,214	114,132	114,333
Costs of sales:
Product	15,021	15,006	29,102	29,391
Service	20,691	10,901	31,733	23,949
Contract	15,336	15,218	31,145	31,813
	51,048	41,125	91,980	85,153
Gross margin	7,237	15,089	22,152	29,180
Operating expenses:
Selling, general and administrative	10,157	9,781	20,065	19,321
Research and development	3,720	4,321	7,860	7,766
Impairment of goodwill and intangible assets	20,843	−	20,843	−
Amortization of identifiable intangible assets	205	235	410	469
	34,925	14,337	49,178	27,556

Operating income (loss)	(27,688)	752	(27,026)	1,624
Other income (expense), net	(157)	278	(129)	419
Interest expense	(67)	(71)	(115)	(142)
Income (loss) before provision for income taxes	(27,912)	959	(27,270)	1,901
(Provision) benefit for income taxes	10,064	(110)	9,826	(470)
Net income (loss)	$(17,848)	$849	$(17,444)	$1,431
Earnings (loss) per share
Basic	$(1.19)	$.06	$(1.17)	$.10
Diluted	$(1.19)	$.06	$(1.17)	$.10
Weighted average shares outstanding
Basic	14,996	14,800	14,960	14,751
Diluted	14,996	15,031	14,960	14,993

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	For the three months ended June 30, 2011
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	For the three months ended June 30, 2010

Net revenues	$58,285		$58,285	$56,214

Costs of sales	51,048	7,732	43,316	41,125
Gross Margin	7,237	7,732	14,969	15,089

Operating Expenses
Selling, general and administrative	10,157	595	9,562	9,781
Research and development	3,720	-	3,720	4,321
Impairment of goodwill and intangible assets	20,843	20,843	-	-
Amortization of identifiable intangible assets	205	-	205	235
Total operating expenses	34,925	21,438	13,487	14,337

Operating income (loss)	(27,688)	29,170	1,482	752
Other income (expense)	(157)	253	96	278
Interest expense	(67)	-	(67)	(71)
Income (loss) before provision for income taxes	(27,912)	29,423	1,511	959
(Provision)benefit for income taxes	10,064	(10,568)	(504)	(110)
Net Income (loss)	$(17,848)	$18,855	$1,007	$849

Earnings (loss) per diluted share	$(1.19)		$0.07	$0.06

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	For the six months ended June 30, 2011
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	For the six months ended June 30, 2010

Net revenues	$114,132		$114,132	$114,333

Costs of sales	91,980	7,732	84,248	85,153
Gross Margin	22,152	7,732	29,884	29,180

Operating Expenses
Selling, general and administrative	20,065	595	19,470	19,321
Research and development	7,860	-	7,860	7,766
Impairment of goodwill and intangible assets	20,843	20,843	-	-
Amortization of identifiable intangible assets	410	-	410	469
Total operating expenses	49,178	21,438	27,740	27,556

Operating income (loss)	(27,026)	29,170	2,144	1,624
Other income (expense)	(129)	253	124	419
Interest expense	(115)	-	(115)	(142)
Income (loss) before provision for income taxes	(27,270)	29,423	2,153	1,901
(Provision)benefit for income taxes	9,826	(10,568)	(742)	(470)
Net Income (loss)	$(17,444)	$18,855	$1,411	$1,431

Earnings (loss) per diluted share	$(1.17)		$0.09	$0.10

The Company reports its financial results in accordance with GAAP.  However, non-GAAP adjusted financial measures, as defined in the reconciliation table above, are provided herein because management uses such measures in evaluating the results of the continuing operations of the Company and believes this information provides investors better insight into underlying business trends and performance.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

For the three and six months ended June 30, 2011, the Company recorded total charges of $29.4 million primarily related to an impairment of goodwill and intangible assets of $20.8 million.  Additionally, the Company recorded a charge of $7.7 million related to a non-recurring write-down of certain inventory associated with discontinued products, and charges of $0.9 million related to the consolidation of some of its facilities.  The aforementioned charges have been recorded net of tax benefit of $10.6 million and have been excluded in the Company’s non-GAAP measures because they are considered non-recurring in nature and are quantitatively and qualitatively different from the Company’s core operations during any particular period.